UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2011, Thomas L. Mitchell, Senior Vice President and Chief Financial Officer of Noble Corporation (the “Company”), advised the Company that he is resigning effective October 10, 2011 to pursue another opportunity. A press release announcing his departure was issued on September 6, 2011 and published in the “Newsroom” area on the Company’s web site at http://www.noblecorp.com. A copy of such press release is included as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 99.1	Press release dated September 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Noble Corporation, a Swiss corporation

Date: October 5, 2011	By:	/s/ Julie J. Robertson
Julie J. Robertson Executive Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 6, 2011.